UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2017 (July 24, 2017)

NEXTDECADE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3 Waterway Square Place, The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

(832) 403-1874

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.	Financial Statement and Exhibits.

(a)	Financial Statements.

The condensed consolidated financial statements of NextDecade, LLC as of and for the six months ended June 30, 2017 is attached to this Current Report on Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

Information responsive to Item 9.01(a) of Form 8-K/A is set forth in the definitive proxy statement, filed with the Securities and Exchange Commission on June 29, 2017, in the financial statements beginning on page F-1 and is incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined financial information of NextDecade for the six months ended June 30, 2017 and for the year ended December 31, 2016 is attached to this Current Report on Form 8-K/A as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description

99.1	Financial Statements of NextDecade, LLC as of June 30, 2017
99.2	Unaudited pro forma condensed consolidated combined financial information of NextDecade as of June 30, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2017

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name:	Krysta De Lima
Title:	General Counsel

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Exhibit Index

Exhibit	Description

99.1	Financial Statements of NextDecade LLC as of June 30, 2017
99.2	Unaudited pro forma condensed consolidated combined financial information of NextDecade as of June 30, 2017

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